UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) November 15, 2004.


                                XINHUA CHINA LTD.
                                -----------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       000-33195                88-0437644
           ------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)

Suite 1880, 505 Burrard St., Vancouver, British Columbia, Canada       V7X 1M6
----------------------------------------------------------------       -------
            (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (604) 681-3864
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)




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ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
--------------------------------------------------------

On November 15, 2004, the Company dismissed Manning Elliott, Chartered Accountants ("Manning Elliott") as the principal independent accountant of the Company. The Board of Directors of the Company authorized the dismissal of Manning Elliott on November 15, 2004.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Manning Elliott, there were no disagreements with Manning Elliott which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Manning Elliott would have caused Manning Elliott to make reference to the subject matter of the disagreements in connection with its reports. Manning Elliott as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The audit opinions were modified to contain a going concern qualification during the Company's two most recent fiscal years.

On September 4, 2004, the board of directors of the Company approved and authorized the engagement of Moore Stephens Ellis Foster Ltd., Chartered Accountants, of 1650 West 1st Ave., Vancouver, B.C., Canada, V6J 1G1, as the principal independent accountant for the Company. In addition, effective October 12, 2004 by action of a majority of the shareholders of the Company, the shareholders approved and ratified the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountants for the Company for the fiscal year ending June 30, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.          Description
-----------          -----------
Exhibit 16.1         Letter on Change in Certifying Accountant



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 17, 2004

                                                     XINHUA CHINA LTD.

                                                     By: /s/ Reg Handford
                                                        ------------------------
                                                     Name:   Reg Handford
                                                     Title:  Director

                                  EXHIBIT INDEX


Number      Exhibit                                       Sequential Page Number
------      -------                                       ----------------------
 16.1       Letter on Change in Certifying Accountant                5